                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in this Registration Statement (Form S-8) of our report dated December 18, 2002, included in Cohesant Technologies Inc.'s Form 10-KSB for the year ended November 30, 2002, filed with the Securities and Exchange Commission.


                                                   /s/ ERNST & YOUNG LLP



 Indianapolis, Indiana
 June 12, 2003